UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC  20549

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 21, 2007


                      Access Pharmaceuticals, Inc.
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         (Exact name of registrant as specified in its charter)


       Delaware	                     0-9314		              83-0221517
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(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                       Identification No.)


         2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207
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          (Address of principal executive offices)	(Zip Code)


    Registrant's telephone number, including area code: (214) 905-5100
                                                        --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / 	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 21, 2007, Access Pharmaceuticals, Inc. issued a press release, copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that it had entered into a non-binding letter of intent to acquire Somanta Pharmaceuticals, Inc.

The information contained herein, including the press release, is not an offer to sell securities and is not soliciting an offer to buy securities. If Access Pharmaceuticals, Inc. and Somanta Pharmaceuticals, Inc. enter into a definitive acquisition agreement, investors are urged to read the documents relating to the proposed transaction that may be filed from time to time by either party with the Securities and Exchange Commission.
These documents will contain important information regarding the proposed transaction and may be obtained after they are filed free of charge at the Securities and Exchange Commission's website at www.sec.gov.


Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1			Press Release dated February 21, 2007

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 1, 2007

                                          ACCESS PHARMACEUTICALS, INC.

                                          By:/s/ Stephen B. Thompson
                                             ------------------------
                                             Stephen B. Thompson
                                             Vice President and
                                             Chief Financial Officer